UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2017 (June 14, 2017)
Date of Report (Date of earliest event reported)

AEVI GENOMIC MEDICINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

(Address of principal executive offices, zip code)

(610) 254-4201
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 14, 2017, the Board of Directors (the “Board”) of Aevi Genomic Medicine (the “Company”) amended and restated the Company’s Code of Business Conduct and Ethics (“Code”).

The following is a summary of the substantive amendments to the Code: (i) the Board has designated the Chief Financial Officer of the Company to serve as the Compliance Officer under the Code, (ii) new language was added regarding monitoring Code compliance, (iii) new sections or subsections titled “Communication and Transactions with Medical and Scientific Communities,” “Public Communication,” “Social Media” and “Reporting Integrity” were added, (iv) procedures related to Code waivers was added.

The Code, as so amended, is available in the “Company – Corporate Governance” section of the Company’s website at www.aevigenomics.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 14, 2017, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: The election of seven directors to serve on the Board until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sol J. Barer	11,703,553	3,549,130	13,918,741
Eugene A. Bauer	9,881,273	5,371,410	13,918,741
Alastair Clemow	12,786,983	2,465,700	13,918,741
Michael F. Cola	12,717,103	2,535,580	13,918,741
Barbara G. Duncan	11,664,624	3,588,059	13,918,741
Wilbur H. (Bill) Gantz	12,784,151	2,468,532	13,918,741
Joseph J. Grano, Jr.	9,864,157	5,388,526	13,918,741

 Proposal 2: The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstained
28,971,603	119,211	80,610

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVI GENOMIC MEDICINE, INC.

By:	/s/ Brian D. Piper
Name: Brian D. Piper
Title: Chief Financial Officer and Corporate Secretary

Date: June 19, 2017